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                                                                   EXHIBIT 10.11


                               CHANNELPOINT, INC.

                FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


         THIS FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "Agreement") is made and entered into as of this 27th day of March, 2000, by and among CHANNELPOINT, INC., a Delaware corporation (the "Company"), those certain holders of the Company's Common Stock listed on Exhibit A hereto (the "Key Stockholders") and the persons and entities listed on Exhibit B hereto (the "Investors").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Key Stockholders and certain Investors (the "Prior Investors) are parties to that certain Fourth Amended and Restated Stockholders Agreement dated as of February 1, 2000 and that certain Third Amended and Restated Stockholders Agreement dated as of September 14, 1999 (collectively, the "Prior Agreements"), pursuant to which the Key Stockholders granted such Prior Investors certain rights of co-sale and rights of first refusal, and the Key Stockholders and Prior Investors agreed to provide for the future voting of their shares of the Company's capital stock;

         WHEREAS, the Company proposes to sell shares of its Series E Preferred Stock ("Series E") pursuant to the Series E Preferred Stock Purchase Agreement by and among the Company and the Purchasers listed on Exhibit A thereto (the "Series E Investors") of even date herewith (the "Financing");

         WHEREAS, in connection with the consummation of the Financing, the Company, the Key Stockholders and the Prior Investors wish to amend and restate the Prior Agreements and to include each Series E Investor as a party;

         WHEREAS, each Series E Investor desires to become a party to this Agreement;

         WHEREAS, in contemplation of the consummation of the transactions contemplated by the Agreement and Plan of Merger by and among the Company, Gold Acquisition Corp. and InsurQuote Systems, Inc. ("InsurQuote"), dated as of February 1, 2000 (the "InsurQuote Merger Agreement"), the Company, the Key Stockholders and the Prior Investors wish, effective upon the effective time of the merger contemplated by the InsurQuote Merger Agreement (the "Effective Time"), to include as a party to this Agreement each party who holds shares of InsurQuote's common stock or preferred stock ("InsurQuote Stock"), which shares will be converted into the right to receive the Company's Common Stock pursuant to the InsurQuote Merger Agreement (each, an "InsurQuote Investor");

         WHEREAS, each InsurQuote Investor is identified as such on Exhibit B hereto;

         WHEREAS, each InsurQuote Investor desires to become a party to this Agreement;




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         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                     GENERAL

         1.1 AMENDMENT AND RESTATEMENT OF PRIOR AGREEMENTS. All of the undersigned parties who were parties to the Prior Agreements and who constitute the requisite parties to amend the Prior Agreements hereby (i) waive any right of first refusal, preemptive right, or other right to purchase any shares of Series E Preferred Stock being sold pursuant to that certain Series E Preferred Stock Purchase Agreement, as of even date herewith, as well as notice of such sale of Series E Preferred Stock, on behalf of themselves and all others, and
(ii) agree that each of the Prior Agreements is null and void and superseded in all respects by this Agreement. Notwithstanding the foregoing, Sections 2.2(d),
(e), (f) and (g) and 5.1(b)(ii) of this Agreement shall not become effective, and certain Investors listed on Schedule A hereto pursuant to the InsurQuote Merger Agreement shall not become parties hereto, until the Effective Time, at which time Sections 2.2(d), (e), (f) and (g) and 5.1(b)(ii) of this Agreement shall automatically become effective, and certain Investors listed on Schedule A hereto pursuant to the InsurQuote Merger Agreement shall automatically become parties hereto.

         1.2 DEFINITIONS

         "AFFILIATE" shall mean any subsidiary, parent, company under common control with an Investor, general partner, limited partner, retired partner, member or retired member of an Investor. A company is under common control with an Investor if the same natural person or company controls both the Investor and the company by beneficially owning greater than fifty percent (50%) of the outstanding voting securities of an Investor or company which is a corporation, or by beneficially owning a partnership or limited liability company interest in greater than fifty percent (50%) of the distributable profits or losses of an Investor or company which is a partnership or limited liability company.

         "CO-SALE STOCK" shall mean Key Stockholder Stock and Investor Stock.

         "COMMON STOCK" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding Preferred Stock.

         "INVESTOR STOCK" shall mean shares of the Company's Common Stock or Preferred Stock now owned or subsequently acquired by the Investors. The number of shares and type of stock owned by each Investor is set forth on Exhibit B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares or type of stock owned by the Investors.

         "KEY STOCKHOLDER STOCK" shall mean shares of the Company's Common Stock or Preferred Stock now owned or subsequently acquired by the Key Stockholders. The number of



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shares of stock owned by each Key Stockholder is set forth on Exhibit A, which
Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Key Stockholders.

         "SHAREHOLDER REPRESENTATIVE" shall mean William B. Woahn.

                                   ARTICLE 2

                                     VOTING

         2.1 AGREEMENT TO VOTE.

         (a) Each Key Stockholder agrees to hold all shares of Key Stockholder Stock subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement.

         (b) Each Investor agrees to hold all shares of Investor Stock subject to, and to vote the Investor Stock in accordance with, the provisions of this Agreement. Notwithstanding the above, this Section 2.1(b) shall not restrict the transfer of shares of voting capital stock of the Company by Investors to an Affiliate of the Investor, the Investor's parent company ("Parent") or to an Affiliate of Parent; provided, however, that any and all shares of Investor Stock that are transferred by an Investor to an Affiliate, Parent or an Affiliate of Parent, shall remain subject to the provisions of this Agreement.

         2.2 ELECTION OF DIRECTORS.

         (a) At each election of directors in which the holders of Common Stock and the holders of Series B Preferred Stock ("Series B"), voting together as a single class, are entitled to elect a director of the Company, the Key Stockholders and the Investors holding shares of Series B ("Series B Investors") shall vote the Key Stockholder Stock and the shares of Series B held by them, as applicable, so that one nominee mutually agreed upon by the Key Stockholders and the Series B Investors shall be elected to serve on the Company's Board of Directors. The Key Stockholders and the Series B Investors hereby agree that they will vote the shares held by them in favor of Bernard McDonagh. Beginning at such time as Bernard McDonagh is no longer a member of the Company's Board of Directors, if the Key Stockholders and the Series B Investors are unable to mutually agree upon a nominee, the Key Stockholders and the Series B Investors shall vote the Key Stockholder Stock and the shares of Series B held by them, as applicable, so as to maintain one vacancy on the Company's Board of Directors.

         (b) The Company's Certificate of Incorporation provides that the Series C Investors are entitled to elect a director to the Company's Board of Directors. The Series C Investors hereby agree that they will initially vote the shares of Series C held by them for Adam Mizel as their representative to the Board. If at any time following the Closing of the transactions contemplated by the Series C Preferred Stock Purchase Agreement, the Series C Investors decide to replace Mr. Mizel with another representative, they shall consult with the Key Stockholders to choose a new representative that is mutually acceptable to the Series C Investors and the Key Stockholders. If the Key Stockholders and the Series C Investors are unable to mutually agree upon a nominee, the Series C Investors shall be entitled, in their sole discretion, to vote the shares of Series C held by them in favor of the nominee of their choice to



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serve on the Company's Board of Directors. The Series C Investors shall have the right at any time and for any reason (or for no reason) to remove Mr. Mizel as their representative to the Company's Board of Directors and nothing herein shall be construed to the contrary.

         (c) For so long as GE Capital, along with its Affiliates, continues to hold not less than 1,596,377 shares of Series D Preferred Stock ("Series D"), at each election of directors in which the holders of Series D, voting together as a single class, are entitled to elect a director of the Company, the Investors holding shares of Series D ("Series D Investors") shall vote the shares of Series D held by them, as applicable, for the person designated by GE Capital who shall be either the chief executive officer of GE Financial Assurance Holdings, Inc. or another individual mutually acceptable to GE Capital and the Key Stockholders (hereinafter, the "GE Board Member") as their representative to the Board (the shares required to be held by GE Capital or its Affiliates pursuant to this sentence shall be the "Minimum GE Holdings"). For so long as GE Capital, along with its Affiliates, continues to hold not less than the Minimum GE Holdings, GE Capital may at any time and for any reason (or for no reason) elect to remove the GE Board Member and the Series D Investors hereby agree to vote in favor of such removal. For so long as GE Capital, along with its Affiliates, continues to hold not less than the Minimum GE Holdings, if at any time following the Closing of the transactions contemplated by the Series D Preferred Stock Purchase Agreement, GE Capital decides to replace the GE Board Member with another representative, it shall consult with the Key Stockholders to choose a new representative that is mutually acceptable to GE Capital and the Key Stockholders. The Company shall reimburse the GE Board Member or the Designee (as defined below), as the case may be, for reasonable expenses incurred in attending meetings of the Board of Directors.

         For so long as GE Capital, along with its Affiliates, continues to hold not less than the Minimum GE Holdings, GE Capital shall have the right to send a designee (the "Designee"), to attend any meeting of the Company's Board of Directors which the GE Board Member does not attend or if there is a vacancy in the Board of Directors position elected by the Series D Investors, which Designee shall have the right to receive copies of all notices and other materials furnished to directors of the Company at the same time such documents are furnished to the directors. Notwithstanding anything herein to the contrary, the Company reserves the right to exclude the Designee from access to any material or meeting or portion thereof, or to refrain from sending any copies of notices or other materials to the Designee, if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential information or for other similar reasons. The Minimum GE Holdings will be adjusted to reflect any stock split, stock dividend, reverse stock split or similar change to the Series D.

         (d) For so long as the InsurQuote Investors hold in the aggregate not less than 10% of the outstanding Common Stock on a fully-diluted basis, at any time at which the stockholders of the Company will have the right to vote for, or will vote for, or consent in writing to, the election of directors of the Company, each Investor and Key Stockholder shall vote the shares of Common Stock held by them, respectively, for the two persons designated by the Shareholder Representative; provided that neither of such designees is a current or past employee of the Company or InsurQuote (an "Outsider Director"); and provided, further, that such designees are reasonably acceptable to a majority of the other directors of the Company (such designees are referred to herein as the "InsurQuote Investor Designees"). Notwithstanding



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the Shareholder Representative's obligation to designate Outside Directors, the
Shareholder Representative may designate David L. Whetton to serve as a director until the earlier of (i) the consummation of a Qualified IPO, or (ii) such time as the Shareholder Representative designates, as a replacement, an Outsider Director who is mutually acceptable to the Shareholder Representative and the Company.

         (e) Prior to the consummation of a Qualified IPO (as defined herein), Githesh Ramamurthy shall be permitted to attend any meeting of the Company's Board of Directors, for so long as he remains the Chief Executive Officer of CCC Information Services Inc. During such period, Githesh Ramamurthy shall have the right to receive copies of all notices and other materials furnished to the directors of the Company. Notwithstanding anything herein to the contrary, the Company reserves the right to exclude Githesh Ramamurthy from access to any material or meeting or portion thereof, or to refrain from sending any copies of notices or other materials to Githesh Ramamurthy, if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential information or for other similar reasons. Githesh Ramamurthy's rights pursuant to the Section 2.3(e) shall terminate upon the consummation of a Qualified IPO.

         (f) If a Qualified IPO (as defined herein) shall be consummated prior to the Company's Annual Stockholders Meeting in 2001 (the "2001 Stockholders Meeting"), then at any time up to and including the 2001 Stockholders Meeting, the Company shall use its commercially reasonable efforts to cause to be nominated for election to the Board of Directors of the Company either (x) one of the persons who was an InsurQuote Investor Designee immediately prior to the Qualified IPO or (y) a person who is not a current or past employee of the Company or InsurQuote and who is mutually acceptable to the Shareholder Representative and the Company.

         (g) Upon the consummation of a Qualified IPO and for so long as the InsurQuote Investors hold in the aggregate not less than 10% of the outstanding Common Stock on a fully-diluted basis, the Shareholder Representative shall have the right to appoint a designee reasonably acceptable to a majority of the directors of the Company (the "InsurQuote Investor Designee") to attend any meeting of the Company's Board of Directors and such InsurQuote Investor Designee shall have the right to receive copies of all notices and other materials furnished to directors of the Company at the same time such documents are furnished to the directors of the Company. Notwithstanding anything herein to the contrary, the Company reserves the right to exclude the InsurQuote Investor Designee from access to any material or meeting or portion thereof, or to refrain from sending any copies of notices or other materials to the InsurQuote Investor Designee, if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential information or for other similar reasons.

         2.3 SALE OF COMPANY. In the event that a Sale of the Company (as defined below) is approved by the Company's Board of Directors and the required vote of the holders of Preferred Stock pursuant to the Restated Certificate of Incorporation of the Company, each Key Stockholder and each Investor does hereby agree to:



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         (a) vote all shares of Key Stockholder Stock and Investor Stock, as applicable, as to which he or it has beneficial ownership as of the time of the record date for such Sale of the Company;

         (b) take all actions reasonably deemed necessary by the Company's Board of Directors to preserve "pooling of interests" accounting treatment for such Sale of the Company, including but not limited to, not exercising any dissenters' rights under applicable law and refraining from transferring any securities of the Company, the acquiror or any other applicable company during any period prohibited by then-applicable pooling of interests rules, whether before or after the Sale of the Company; and

         (c) after receiving proper notice of a stockholders meeting to approve such Sale of the Company ("Meeting Notice"), be present, in person or by proxy, along with any of its respective affiliated entities, as holders of shares of voting securities, at all meetings of stockholders of the Company, to vote on the approval of a Sale of the Company so that all shares of voting securities beneficially owned by such stockholders and/or its affiliated entities may be counted for the purposes of determining the presence of a quorum at such meetings.

     For purposes of this Section 2.3, "Sale of the Company" means: (i) any consolidation or merger of the Company with or into any other corporation or other entity or person; (ii) any merger of any other corporation into the Company; (iii) any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's voting power immediately after such consolidation, merger or reorganization; (iv) any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred; or (v) a sale, lease or other disposition of all or substantially all of the assets of the Company.

                                   ARTICLE 3

                                 CO-SALE RIGHTS

         3.1 SALES BY A KEY STOCKHOLDER.

         (a) If a Key Stockholder proposes to sell or transfer any shares of Key Stockholder Stock, then the Key Stockholder shall promptly give written notice (the "Key Stockholder Notice") simultaneously to the Company and to each of the Investors at least fifteen (15) business days prior to the closing of such sale or transfer. The Key Stockholder Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Key Stockholder Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 3.3(a) below, the Key Stockholder Notice shall state under which section the sale or transfer is being made.

         (b) Each Investor shall have the right, exercisable upon written notice to such Key Stockholder within fifteen (15) business days after the Key Stockholder Notice, to participate in such sale of Key Stockholder Stock on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock such Investor wishes to sell under its right



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to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Key Stockholder Stock that such Key Stockholder may sell in the transaction shall be correspondingly reduced.

         (c) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Key Stockholder Stock covered by the Key Stockholder Notice by (ii) a fraction, the numerator of which is the number of shares of Common Stock owned (on an as converted basis) by the Investor at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Key Stockholder providing the Key Stockholder Notice and the Investors at the time of the sale or transfer.

         (d) Each Investor who elects to participate in the sale pursuant to this Section 3.1 (a "Key Stockholder Participant") shall effect its participation in the sale by promptly delivering to such Key Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                  (i) the type and number of shares of Common Stock which such Key Stockholder Participant elects to sell; or

                  (ii) that number of shares of Series A Preferred Stock ("Series A"), Series B, Series C Preferred Stock ("Series C"), Series D or Series E or other securities convertible into Common Stock which is at such time convertible into the number of shares of Common Stock which such Key Stockholder Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Series A, Series B, Series C, Series D or Series E or such other securities in lieu of Common Stock, such Key Stockholder Participant shall convert such Series A, Series B, Series C, Series D or Series E or such other securities into Common Stock and deliver Common Stock as provided in
Section 3.1(d)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

         (e) The stock certificate or certificates that the Key Stockholder Participant delivers to such Key Stockholder pursuant to Section 3.1(d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Key Stockholder Notice, and the Key Stockholder shall concurrently therewith remit to such Key Stockholder Participant that portion of the sale proceeds to which such Key Stockholder Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Key Stockholder Participant exercising its rights of co-sale hereunder, such Key Stockholder shall not sell to such prospective purchaser or purchasers any Key Stockholder Stock unless and until, simultaneously with such sale, such Key Stockholder shall purchase such shares or other securities from such Key Stockholder Participant on the same terms and conditions specified in the Key Stockholder Notice.


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         (f) The exercise or non-exercise of the rights of an Investor hereunder to participate in one or more sales of Key Stockholder Stock made by such Key Stockholder shall not adversely affect such Investor's rights to participate in subsequent sales of Key Stockholder Stock subject to Section 3.1(a).

         (g) If none of the Investors elects to participate in the sale of the Key Stockholder Stock subject to the Key Stockholder Notice or do not participate with respect to all of the Key Stockholder Stock proposed to be sold, such Key Stockholder may, not later than sixty (60) days following delivery to the Company of the Key Stockholder Notice, enter into an agreement with the transferee identified in the Key Stockholder Notice providing for the closing of the transfer of the Key Stockholder Stock covered by the Key Stockholder Notice within thirty (30) days of such agreement on terms and conditions no more favorable to the transferor than those described in the Key Stockholder Notice. Any proposed transfer on terms and conditions more favorable than those described in the Key Stockholder Notice or to a transferee not identified in such notice, as well as any subsequent proposed transfer of any of the Key Stockholder Stock by a Key Stockholder, shall again be subject to the co-sale rights of the Investors and shall require compliance by a Key Stockholder with the procedures described in this Section 3.1.

         3.2 SALES BY INVESTORS.

         (a) If one or more Investors (the "Selling Investors") propose to sell or transfer shares of Investor Stock that represent, on a cumulative basis taking account of all prior sales by the Selling Investors, twenty percent (20%) or more of the outstanding capital stock of the Company on a fully diluted basis, then such Selling Investor or Investors shall promptly give written notice (the "Investor Notice") simultaneously to the Company and to each of the other Investors at least fifteen (15) business days prior to the closing of such sale or transfer. The Investor Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Investor Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Sections 3.3(a) below, the Investor Notice shall state under which section the sale or transfer is being made.

         (b) Each Investor that is not a Selling Investor shall have the right, exercisable upon written notice to the Selling Investor or Investors within fifteen (15) business days after the Investor Notice, to participate in such sale of Investor Stock on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock such Investor wishes to sell under its right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Investor Stock that the Selling Investor or Investors may sell in the transaction shall be correspondingly reduced.

         (c) Each Investor that is not a Selling Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Investor Stock covered by the Investor Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by the Investor at the time of the sale or transfer and



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the denominator of which is the total number of shares of Common Stock owned by the Selling Investor or Investors providing the Investor Notice and the other Investors at the time of the sale or transfer.

         (d) Each Investor who elects to participate in the sale pursuant to this Section 3.2 (an "Investor Participant") shall effect its participation in the sale by promptly delivering to the Selling Investor or Investors for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                  (i) the type and number of shares of Common Stock which such Investor Participant elects to sell; or

                  (ii) that number of shares of Series A, Series B, Series C, Series D or Series E or other securities convertible into Common Stock which is at such time convertible into the number of shares of Common Stock which such Investor Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Series A, Series B, Series C, Series D or Series E or such other securities in lieu of Common Stock, such Investor Participant shall convert such Series A, Series B, Series C, Series D or Series E or such other securities into Common Stock and deliver Common Stock as provided in Section 3.2(d)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

         (e) The stock certificate or certificates that the Investor Participant delivers to the Selling Investor or Investors pursuant to Section 3.2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Investor Notice, and the Selling Investor or Investors shall concurrently therewith remit to such Investor Participant that portion of the sale proceeds to which such Investor Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor Participant exercising its rights of co-sale hereunder, the Selling Investor or Investors shall not sell to such prospective purchaser or purchasers any Investor Stock unless and until, simultaneously with such sale, the Selling Investor or Investors shall purchase such shares or other securities from such Investor Participant on the same terms and conditions specified in the Investor Notice.

         (f) The exercise or non-exercise of the rights of an Investor hereunder to participate in one or more sales of Investor Stock made by a Selling Investor shall not adversely affect such Investor's rights to participate in subsequent sales of Investor Stock subject to Section 3.2(a).

         (g) If none of the other Investors elect to participate in the sale of the Investor Stock subject to the Investor Notice or do not participate with respect to all of the Investor Stock proposed to be sold, the Selling Investor or Investors may, not later than sixty (60) days following delivery to the Company of the Investor Notice, enter into an agreement with the transferee identified in the Investor Notice providing for the closing of the transfer of the Investor Stock covered by the Investor Notice within thirty (30) days of such agreement on terms and conditions no more favorable to the transferor than those described in the Investor Notice.




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Any proposed transfer on terms and conditions more favorable than those described in the Investor Notice or to a transferee not identified in such notice, as well as any subsequent proposed transfer of any of the Investor Stock by a Selling Investor, shall again be subject to the co-sale rights of the Investors and shall require compliance by a Selling Investor with the procedures described in this Section 3.2.

         3.3 EXEMPT TRANSFERS.

         (a) Notwithstanding the foregoing, the co-sale rights of the Investors pursuant to Sections 3.1 and 3.2 above shall not apply to (i) any transfer or transfers by a Key Stockholder which, in the aggregate, over the term of this Agreement, amount to no more than ten percent (10%) of the shares of Key Stockholder Stock held by a Key Stockholder as of the date hereof, (ii) any pledge of Co-Sale Stock made pursuant to a bona fide loan transaction with a financial institution that creates a mere security interest, (iii) any transfer to the ancestors, descendants or spouse of the Key Stockholders or Investors or to trusts for the benefit of such persons, the Key Stockholder or an Investor,
(iv) any transfer or transfers by a Key Stockholder to another Key Stockholder (the "Transferee-Key Stockholder"), so long as the Transferee-Key Stockholder is, at the time of the transfer, employed by or acting as a consultant or director of the Company or any transfer by an Investor to another Investor, (v) any transfer or transfers to any Affiliate of an Investor, or (vi) any bona fide gift; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (ii), (iii), (iv), (v) and (vi), (A) the Key Stockholder or Investor, as applicable, shall inform the Company and the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee, prior to the completion of the pledge, transfer, gift or assignment, shall have executed documents assuming the obligations of the Key Stockholder or Investor under this Agreement with respect to the Key Stockholder Stock or Investor Stock pledged, transferred, given or assigned to such person. Except with respect to Key Stockholder Stock transferred under clause (i) above (which Stock shall no longer be subject to the co-sale rights of the Investors), such transferred Stock shall remain "Co-Sale Stock" hereunder, and such pledgee, transferee or donee shall be treated as the "Key Stockholder" or "Investor," as applicable, for purposes of this Agreement.

         (b) Notwithstanding the foregoing, the provisions of Sections 3.1 and
3.2 shall not apply to the sale of any Co-Sale Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

         (c) This Agreement is subject to, and shall in no manner limit the right that the Company may have to repurchase securities from the Key Stockholders or any Investor pursuant to (i) a stock restriction agreement or other agreement between the Company and the Key Stockholder or such Investor and
(ii) any right of first refusal set forth in the Bylaws of the Company.

         3.4 PROHIBITED TRANSFERS.

         (a) In the event that a Key Stockholder or any Investor should sell any Co-Sale Stock in contravention of the co-sale rights of each Investor under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at



                                      10.

law, in equity or hereunder, shall have the put option provided below, and such Key Stockholder or Selling Investor shall be bound by the applicable provisions of such option.

         (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Key Stockholder or Selling Investor the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 3.1 or 3.2 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms thereof. Such sale shall be made on the following terms and conditions:

                  (i) The price per share at which the shares are to be sold to the Key Stockholder or Selling Investor shall be equal to the price per share paid by the purchaser to such Key Stockholder or Selling Investor in such Prohibited Transfer. The Key Stockholder or Selling Investor shall also reimburse each Investor for any and all fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Stockholder's rights under Section 3.1 or 3.2.

                  (ii) Within ninety (90) days after the date on which an Investor received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Key Stockholder or Selling Investor the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                  (iii) Such Key Stockholder or Selling Investor shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 3.4, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in
Section 3.4(b)(i), in cash or by other means acceptable to the Investor.

                  (iv) Notwithstanding the foregoing, any attempt by a Key Stockholder or Selling Investor to transfer Co-Sale Stock in violation of
Section 3.1 or 3.2 hereof shall be voidable at the option of a majority in interest of the Investors if the Investors do not elect to exercise the put option set forth in this Section 3.4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

                                   ARTICLE 4

                                     LEGEND

         4.1 LEGEND. Each certificate representing shares of Key Stockholder Stock and Investor Stock now or hereafter owned by the Key Stockholders and the Investors, or issued to any person in connection with a transfer pursuant to
Section 3.3(a) hereof, shall be endorsed with the following legend (the
"Legend"):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED MARCH 27, 2000 WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING AND SALE OF THE




                                      11.

         SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO CHANNELPOINT, INC. AT ITS PRINCIPAL PLACE OF BUSINESS."

         4.2 TRANSFER RESTRICTIONS. The Key Stockholders and the Investors agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the Legend to enforce the provisions of this Agreement and the Company agrees to promptly do so. The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Key Stockholder Stock or Investor Stock theretofore represented by a certificate carrying the Legend. The Legend shall be removed upon termination of this Agreement.

                                   ARTICLE 5

                                  TERMINATION

         5.1 TERMINATION EVENTS.

         (a) This Agreement shall continue in full force and effect from the date hereof through the date as of which the parties hereto terminate this Agreement in its entirety by written consent of Investors holding a majority of the Investor Stock, voting on an as converted basis, Investors holding more than sixty-six and two-thirds percent (66-2/3%) in interest of the Series D and Key Stockholders holding a majority of the Key Stockholder Stock.

         (b) Notwithstanding the foregoing, (i) this Agreement will terminate in its entirety as to all Key Stockholders and all Investors other than the InsurQuote Investors (and such persons thereafter will not be deemed to be Key Stockholders or Investors hereunder) on the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act, covering the offer and sale of Common Stock in which (i) the per share price is at least ten dollars and forty eight and one half cents ($10.485) (adjusted for any stock dividends, splits, combinations or other recapitalizations), and (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least forty million dollars ($40,000,000) (a "Qualified IPO"), and (ii) as to the InsurQuote Investors and the Company, all provisions of this Agreement, other than Sections 2.2(f), 2.2(g), 5.1(b), Article 6 and any applicable definitions, will terminate in their entirety upon the closing of a Qualified IPO.




                                      12.

                                   ARTICLE 6

                                 MISCELLANEOUS

         6.1 OWNERSHIP; AUTHORITY. Each Key Stockholder and Investor represents and warrants that (a) he or it owns the capital stock of the Company held by him or it, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, (b) each is the sole legal and beneficial owner of those shares of Co-Sale Stock he or it currently holds subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares and (c) such Key Stockholder or Investor has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Stockholder or Investor, as applicable, enforceable in accordance with its terms.

         6.2 OBLIGATION TO EFFECT TRANSFER. If and whenever shares of the Key Stockholder Stock or Investor Stock are sold or otherwise transferred in compliance with this Agreement, such selling Key Stockholder or Investor or the personal representative of such Key Stockholder or Investor shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Key Stockholder Stock or the Investor Stock to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

         6.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto or to their heirs, personal representatives or assigns by reason of a failure to perform the obligations set forth in Sections 2 and 3 of this Agreement and agree that the terms of Sections 2 and 3 of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives or assigns institutes any action or proceeding to specifically enforce the provisions thereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         6.4 CONDITIONS TO EXERCISE OF RIGHTS. Exercise of each party's rights under this Agreement shall be subject to and conditioned upon, and the Key Stockholders, each Investor and the Company shall use their best efforts to assist each party in, compliance with applicable laws.

         6.5 RIGHTS OF STOCKHOLDER. Except as provided by this Agreement, each Key Stockholder and Investor shall exercise the full rights of a stockholder with respect to the Key Stockholder Stock and the Investor Stock, respectively.

         6.6 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

         6.7 AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the



                                      13.

Company, (ii) as to the Investors, by persons holding more than sixty-six and two-thirds percent (66-2/3%) in interest of the Common Stock held by the Investors and their assignees, pursuant to Section 6.8 hereof, and (iii) as to the Key Stockholders, only by the Key Stockholders; provided, however, that in the event that such amendment or waiver adversely affects the obligations and/or rights of the holders of one class or one series of stock in a different manner than the holders of other classes or series of stock, such amendment or waiver shall also require the written consent of the holders of a majority in interest of the adversely affected class or series or stock, as the case may be. Any amendment or waiver effected in accordance with clauses (i), (ii), and (iii) of this Section 6.7 shall be binding upon each Investor, its successors and assigns, the Company and the Key Stockholders. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include (x) additional Series E Investors and (y) additional purchasers of the stock of InsurQuote as "Investors" and parties hereto.

         6.8 ASSIGNMENT OF RIGHTS. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. For transfers other than those pursuant to Rule 144 or a registration statement under the Securities Act, the Company shall not permit the transfer of any of the Key Stockholder Stock or Investor Stock on its books or issue a new certificate representing any of the Key Stockholder Stock or Investor Stock unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Stockholder or Investor, as applicable.

         6.9 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and complete understanding and agreement between the parties with regard to the subjects hereof and supercedes the Prior Agreements. The holders of more than sixty-six and two-thirds percent (66 2/3%) of the Common Stock held by the Investors subject to the Prior Agreements and each of the Key Stockholders hereby consent to the amendment of the Prior Agreements by virtue of such holders' execution of this Agreement. No party shall be liable or bound to any other in any manner with respect to the subjects hereof by any representations, warranties, covenants and agreements except as specifically set forth herein.

         6.10 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or Exhibit A to the Series E Purchase Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.


                                      14.

         6.11 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         6.12 EFFECT OF CHANGES IN STOCK. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's stockholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Key Stockholder Stock or Investor Stock by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Key Stockholder Stock or Investor Stocks, as the case may be, for purposes of this Agreement.

         6.13 LIMITATION ON WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

         6.14 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

         6.15 FURTHER ACTION. In the event that, at any time after the date of this Agreement, any further action is necessary or desirable in order to carry out the purposes of this Agreement, the parties hereto agree to take all such lawful and necessary action.

         6.16 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






                                      15.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Stockholders' Agreement as of the date first above written.

THE COMPANY:

CHANNELPOINT, INC.

/s/ KENNETH E. HOLLEN
---------------------------------------------
Kenneth E. Hollen
President and Chief Executive Officer


10155 Westmoor Drive, Suite 210
Westminster, CO 80020


KEY STOCKHOLDERS:

/s/ JAMES B. HOLLEN
---------------------------------------------
James B. Hollen

/s/ KENNETH E. HOLLEN
---------------------------------------------
Kenneth E. Hollen


REID ANDREW HOLLEN IRREVOCABLE TRUST
NO. 1


By: /s/ JAMES B. HOLLEN
    -----------------------------------------
Name: James B. Hollen
      ---------------------------------------
Title: Grantor
       --------------------------------------

PAIGE ELISABETH HOLLEN IRREVOCABLE
TRUST NO. 1


By: /s/ JAMES B. HOLLEN
    -----------------------------------------
Name: James B. Hollen
      ---------------------------------------
Title: Grantor
       --------------------------------------

                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

DANE BRADLEY HOLLEN IRREVOCABLE
TRUST NO. 1

By:  /s/ JAMES B. HOLLEN
    ----------------------------------------------
Name:    James B. Hollen
     ---------------------------------------------
Title:    Grantor
      --------------------------------------------

JHH INVESTMENTS, LLLP


By: /s/ JAMES B. HOLLEN
   -----------------------------------------------
Name: James B. Hollen
     ---------------------------------------------
Title: General Partner
      --------------------------------------------

PETER JAMES HOLLEN IRREVOCABLE TRUST
NO. 1


By:  /s/ KENNETH E. HOLLEN FOR PETER JAMES HOLLEN
   -----------------------------------------------
Name: Kenneth E. Hollen
     ---------------------------------------------
Title:
      --------------------------------------------

HENRY PORTER HOLLEN IRREVOCABLE
TRUST NO. 1



By:  /s/ KENNETH E. HOLLEN FOR HENRY PORTER HOLLEN
   ------------------------------------------------
Name: Kenneth E. Hollen
     ----------------------------------------------
Title:
       --------------------------------------------

HAYDEN MILLER HOLLEN IRREVOCABLE
TRUST NO. 1


By:  /s/ KENNETH E. HOLLEN FOR HAYDEN MILLER HOLLEN
   ------------------------------------------------
Name: Kenneth E. Hollen
      ---------------------------------------------
Title:
       --------------------------------------------


                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

KMH INVESTMENTS, LLLP


By: /s/ KENNETH E. HOLLEN
   ------------------------------------------------
Name:   Kenneth E. Hollen
     ----------------------------------------------
Title: General Partner
      ---------------------------------------------

/s/ MEREDITH R. HOLLEN
---------------------------------------------------
MEREDITH R. HOLLEN

  /s/ TERIE MOORE
---------------------------------------------------
TERIE MOORE

  /s/ BRIAN GOATES
---------------------------------------------------
BRIAN GOATES

/s/ DEBORAH A. WALLHERMFECHTEL
---------------------------------------------------
DEBORAH A. WALLHERMFECHTEL

/s/ SCOTT WALLHERMFECHTEL
---------------------------------------------------
SCOTT WALLHERMFECHTEL

/s/ JOHN SALDANA
---------------------------------------------------
JOHN SALDANA

/s/ PIXIE SALDANA
---------------------------------------------------
PIXIE SALDANA

/s/ ANNE MOORE
---------------------------------------------------
ANNE MOORE




                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

INVESTORS:

MOHR, DAVIDOW VENTURES IV, L.P.

By:      Fourth MDV Partners, L.L.C.,
         General Partner


By:  /s/ NANCY SCHOENDORF
    -----------------------------------------
Its:     Member
    -----------------------------------------

MDV IV ENTREPRENEURS' NETWORK FUND, L.P.

By:      Fourth MDV Partners, L.L.C.,
         General Partner


By:  /s/ NANCY SCHOENDORF
    -----------------------------------------
Its:     Member
    -----------------------------------------

PACIFIC VENTURE GROUP, L.P.


By:      PVG Equity Partners, L.L.C.,
         its General Partner


By:      /s/ EVE M. KURTIN
    -----------------------------------------
         Eve Kurtin
         Member


PVG ASSOCIATES, L.P.

By:      PVG Equity Partners, L.L.C.,
         its General Partner


By:      /s/ EVE M. KURTIN
    -----------------------------------------
         Eve Kurtin
         Member


                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

GC&H INVESTMENTS


By:
    -----------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------


---------------------------------------------
GENE E. HOLLEN


---------------------------------------------
KENNETH PLUMLEE



DEVIN C. MILLER TRUST


By:
    -----------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------


COLE T. MILLER TRUST


By:
    -----------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------


---------------------------------------------
SCOTT NYQUIST


                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

HLM/CB ASSOCIATES, LLC


By:
    -----------------------------------------
Name:
     ----------------------------------------
Title:
     ----------------------------------------


AC VENTURES B.V. (FORMERLY AC TECHNOLOGY
(ACT A) B.V.)


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
      ---------------------------------------


CAPITAL Z FINANCIAL SERVICES FUND II, LP


By: /s/ Adam Mizel
    -----------------------------------------
Name:  Adam Mizel
     ----------------------------------------
Title: General Partner
      ---------------------------------------


CAPITAL Z FINANCIAL SERVICES PRIVATE
FUND II, LP


By: /s/ Adam Mizel
    -----------------------------------------
Name: Adam Mizel
    -----------------------------------------
Title: General Partner
     ----------------------------------------



                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

VALIDUS L.P.


By: /s/ Bernard J. McDonagh
    -----------------------------------------
Name: Bernard J. McDonagh
     ----------------------------------------
Title: General Partner
      ---------------------------------------

INTEL CORPORATION


By:
    -----------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------

HLM INVESTMENT PARTNERS LLC


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

GE CAPITAL EQUITY INVESTMENTS, INC.


By: /s/ Michael S. Fisher
    -----------------------------------------
Name: Michael S. Fisher
    -----------------------------------------
Title: Managing Director
    -----------------------------------------

VIRGINIA SURETY COMPANY, INC.


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------




                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

UNITED HEALTHCARE SERVICES, INC.


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

WELLPOINT HEALTH NETWORKS INC.


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

BG INVESTMENTS LTD.


By: /s/ Michael R. Deevy
    -----------------------------------------
Name: Michael R. Deevy
    -----------------------------------------
Title: Director
    -----------------------------------------

MARSH & MCLENNAN CAPITAL TECHNOLOGY
VENTURE FUND, L.P.


BY:      MARSH & MCLENNAN CAPITAL TECHNOLOGY
         VENTURE GP, L.P., ITS GENERAL PARTNER


BY:      MARSH & MCLENNAN GP II, INC.,
         ITS GENERAL PARTNER


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------


                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

MARSH & MCLENNAN CAPITAL TECHNOLOGY
PROFESSIONALS VENTURE FUND, L.P.


BY:      MARSH & MCLENNAN GP II, INC.,
         ITS GENERAL PARTNER


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

TRIDENT II, L.P.


BY:      TRIDENT CAPITAL II, L.P., ITS GENERAL PARTNER


BY:      MARSH & MCLENNAN GP I, INC.,
         ITS GENERAL PARTNER


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

MARSH & MCLENNAN EMPLOYEES' SECURITIES
COMPANY, L.P.


BY:      MARSH & MCLENNAN GP I, INC.,
         ITS GENERAL PARTNER


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------


                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

MARSH & MCLENNAN CAPITAL PROFESSIONALS
FUND, L.P.



BY:      MARSH & MCLENNAN GP I, INC.,
         ITS GENERAL PARTNER


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

BLUE CROSS AND BLUE SHIELD ASSOCIATION


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------

INTERNET HEALTHCARE GROUP LLC


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------







---------------------------------------------
PETER ROWE


PAINE WEBBER CAPITAL INC.

By:  /s/ DHANANJAY PAI
     ----------------------------------------
Name:    Dhananjay Pai
      ---------------------------------------
Title:   President
       --------------------------------------


                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

INSURQUOTE INVESTORS:


---------------------------------------------
[Insert Name]


By:
    -----------------------------------------
Name:
    -----------------------------------------
Title:
    -----------------------------------------




                               ChannelPoint, Inc.
                Fifth Amended and Restated Stockholders Agreement

                                    EXHIBIT A

                                KEY STOCKHOLDERS

        KEY STOCKHOLDER                                              CO-SALE STOCK
        James B. Hollen                                              4,115,020 shares Common Stock
        Kenneth E. Hollen                                            5,195,000 shares Common Stock
        Reid Andrew Hollen Irrevocable Trust No. 1                   19,998 shares of Common Stock
        Paige Elisabeth Hollen Irrevocable Trust No. 1               19,998 shares of Common Stock
        Dane Bradley Hollen Irrevocable Trust No. 1                  19,998 shares of Common Stock
        Terie Moore                                                  19,998 shares of Common Stock
        Brian Goates                                                 19,998 shares of Common Stock
        Scott Wallhermfechtel                                        29,998 shares of Common Stock
        Deborah A. Wallhermfechtel                                   29,998 shares of Common Stock
        John Saldana                                                 19,998 shares of Common Stock
        Pixie Saldana                                                19,998 shares of Common Stock
        Anne Moore                                                   19,998 shares of Common Stock
        JHH Investments, LLLP                                        260,000 shares of Common Stock
        Meredith R. Hollen                                           50,000 shares of Common Stock
        Peter James Hollen Irrevocable Trust No. 1                   10,000 shares of Common Stock
        Henry Porter Hollen Irrevocable Trust No. 1                  10,000 shares of Common Stock
        Hayden Miller Hollen Irrevocable Trust No. 1                 10,000 shares of Common Stock
        KMH Investments, LLLP                                        260,000 shares of Common Stock
        Peter Rowe                                                   20,000 shares of Common Stock

                                    EXHIBIT B

                              SCHEDULE OF INVESTORS



NAME                                              SERIES A        SERIES B     SERIES C        SERIES D      SERIES E      COMMON
                                                   SHARES          SHARES       SHARES          SHARES        SHARES       STOCK
Mohr, Davidow Ventures IV, L.P.                   2,352,000             --      146,154          90,605
MDV IV Entrepreneurs' Network Fund, L.P.             98,000             --        7,692           4,769
Pacific Venture Group, L.P.                       2,340,289             --      146,923              --
PVG Associates, L.P.                                109,711             --        6,923              --
GC&H Investments                                     25,000             --        6,520              --
Gene E. Hollen                                       40,000             --       10,432              --
Devin C. Miller Trust                                 5,000             --           --              --
Cole T. Miller Trust                                  5,000             --           --              --
Scott Nyquist                                        15,000             --        3,912              --
Kenneth Plumlee                                      10,000             --           --              --
Validus L.P.                                             --      1,200,000      461,538          47,687
AC Technology II (ACT) B.V.                              --        500,000           --              --
HLM/CB Associates, LLC                                   --         18,181           --              --
Capital Z Financial Services Fund II, L.P.               --             --    2,678,081         200,661
Capital Z Financial Services Private Fund II,            --             --       14,226
L.P.
Intel Corporation                                        --             --      307,692
HLM Investment Partners LLC                              --             --        7,692
GE Capital Equity Investments, Inc.                      --             --           --       1,773,752
Virginia Surety Company, Inc.                            --             --           --         318,073
United HealthCare Services, Inc.                         --             --           --         238,435
WellPoint Health Networks Inc.                           --             --           --         119,217
BG Investments Ltd.                                      --             --           --         119,217
Marsh & McLennan Capital Technology                      --             --           --         191,117
Venture Fund, L.P.
Marsh & McLennan Capital Technology                      --             --           --          76,298
Professionals Venture Fund, L.P.
Trident II, L.P.                                         --             --           --         112,597
Marsh & McLennan Employees' Securities                   --             --           --           2,999
Company, L.P.
Marsh & McLennan Capital Professionals                   --             --           --           3,255
Fund, L.P.
Blue Cross and Blue Shield Association                   --             --           --          23,843
Internet Insurance Group Investments, L.L.C.             --             --           --         119,217


-------------------------*                                                                                              ---------
-------------------------*                                                                                              ---------
         Total                                    5,000,000      1,718,181    3,797,785       3,098,020

--------
  *  InsurQuote Investor (to be added upon consummation of the InsurQuote
     Merger)